UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------


                Date of Report (Date of earliest event reported):

                                  June 17, 2002



                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

           DELAWARE                            33-81808                             22-3276290
(State or other jurisdiction of        (Commission File Number)        (IRS Employer Identification Number)
        incorporation)


1361 Alps Road, Wayne, New Jersey                              07470
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code       (973) 628-3000

                             ADDITIONAL REGISTRANTS

                                                                                                 Address, including zip code
                                                                                                 and telephone number,
                                  State or other jurisdiction                                    including area code, of
Exact name of registrant as       of incorporation or             Registration No./I.R.S.        registrant's principal
specified in its charter          organization                    Employer Identification No.    executive offices
------------------------          ------------                    ---------------------------    -----------------
Building Materials                Delaware                        333-69749-01/                  1361 Alps Road
Manufacturing Corporation                                         22-3626208                     Wayne, NJ  07470
                                                                                                 (973)  628-3000

Building Materials Investment     Delaware                        333-69749-02/                  300 Delaware Avenue, Suite 303
Corporation                                                       22-3626206                     Wilmington, DE  19801
                                                                                                 (302)  427-5960

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On June 17, 2002, the Board of Directors of Building Materials Corporation of America ("BMCA"), decided not to renew the engagement of its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and selected KPMG LLP as its independent auditors for the fiscal year ending December 31, 2002. The change in auditors will become effective June 21, 2002.

              Arthur Andersen's reports on the consolidated financial statements of BMCA for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

              During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period between December 31, 2001 and the date of this Current Report on Form 8-K, there were no disagreements between BMCA and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

              BMCA has provided to Arthur Andersen a copy of the foregoing disclosures made in this Current Report on Form 8-K. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 21, 2002, stating it has found no basis for disagreement with such statements.

              During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period between December 31, 2001 and the date of this Current Report on Form 8-K, neither BMCA nor anyone acting on its behalf consulted with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on BMCA's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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
ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)    Exhibits.

                     Exhibit Number     Description
                     --------------     -----------

                           16 Letter from Arthur Andersen LLP to the Securities Exchange Commission dated June 21, 2002



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS INVESTMENT CORPORATION
                                   BUILDING MATERIALS MANUFACTURING CORPORATION

Dated: June 21, 2002               By: /s/ John F. Rebele
                                       -------------------------------------
                                       Name: John F. Rebele
                                       Title: Senior Vice President and
                                              Chief Financial Officer




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
                                  EXHIBIT INDEX


       Exhibit Number                          Description
       --------------                          -----------

            16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 21, 2002















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